SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 5, 2001

                       DTI HOLDINGS, INC.
      (Exact Name of Registrant as Specified in its Charter)


       Missouri              333-50049             43-1828147
   (State or Other        (Commission File       (IRS Employer
   Jurisdiction of            Number)        Identification Number)
    Incorporation)


    8112 Maryland Ave., 4th Floor, St. Louis, Missouri 63105
             (Address of Principal Executive Office)


 Registrant's telephone number, including area code: (314) 253-6600


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Item 8.  Change in Fiscal Year

On March 5, 2001, the Registrant made a decision to change its fiscal year-end from June 30 to December 31 to align the Company's reporting year with its new parent KLT Telecom Inc, a subsidiary of Kansas City Power & Light Company. The six-month transition period from July 1, 2000 to December 31, 2000 will be reported on Form 10-K which will be filed within 90 days of March 5, 2001.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DTI HOLDINGS, INC.

Date: March 15, 2001                By:  /s/Gary W. Douglass
                                    Interim President and CEO